EXHIBIT 24.1

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lisa R. Lundsten and Diane Wold as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Residential Asset Securities Corporation), to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-3 to be filed by the Registrant, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


             Signature                                    Title                                  Date
----------------------------------       -----------------------------------------          ----------------
/s/ David M. Applegate                   Director, President and Chief Executive            February 9, 2007
----------------------------------       Officer (Principal Executive Officer)
David M. Applegate

/s/ David M. Bricker                     Chief Financial Officer (Principal                 February 9, 2007
----------------------------------       Financial Officer)
David M. Bricker

/s/ James N. Young                       Director                                           February 9, 2007
----------------------------------
James N. Young

/s/ Ralph T. Flees                       Controller (Principal Accounting Officer)          February 9, 2007
----------------------------------
Ralph T. Flees